UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2017

Aceto Corporation

(Exact Name of Registrant as Specified in its Charter)

New York

(State or Other Jurisdiction of Incorporation)

000-04217	11-1720520
(Commission File Number)	(IRS Employer Identification Number)

4 Tri Harbor Court, Port Washington, New York, 11050

(Address of Principal Executive Offices) (Zip Code)

(516) 627-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 2, 2017, Aceto Corporation, a New York corporation (the “Registrant”), issued the attached press release that included financial information for its first quarter ended September 30, 2017. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K. The information in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statement or a Related Audited Report or Completed Interim Review.

The Registrant has identified and recorded an adjustment related to the misapplication of cash in the year ended June 30, 2015. The correction resulted in a $4.0 million decrease to trade receivables as of June 30, 2015, a $1.4 million increase to other receivables as of June 30, 2015 and a $4.0 million reduction in net sales for the year ended June 30, 2015. The Registrant has performed a qualitative and quantitative analysis of this misapplication and has determined that it is not material to fiscal year 2015. The Registrant expects to file an amendment (the “10-K Amendment”) to its Annual Report on Form 10-K for the fiscal year ended June 30, 2017 (the “2017 10-K”) to reflect this matter.

A “material weakness” is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. After discussion with the Registrant’s Audit Committee and BDO USA, LLP, the Registrant’s independent registered accounting firm (“BDO”), the Registrant has determined that the above-mentioned adjustment demonstrated that there was a material weakness in the design and effectiveness of the Registrant’s internal control over financial reporting in that the Registrant’s system of internal control did not generate a report that could be used by management to assure that the aging of trade receivables was accurate. The Registrant believes that it has remediated the underlying causes of this material weakness, as will be more fully described in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2017. The Company will continue to monitor and test the remediation to ensure its effectiveness.

After further discussion with the Registrant’s Audit Committee and BDO on November 1, 2017 and November 2, 2017, the Registrant has also determined that because of the existence of the above-mentioned material weakness as of June 30, 2017, the Management’s Report on Internal Control over Financial Reporting (the “Management’s Report”) and the related Report of Independent Registered Accounting Firm on internal control over financial reporting (the “BDO Internal Control Report”) included in the 2017 10-K should no longer be relied upon. In the 10-K Amendment, the Management’s Report and the BDO Internal Control Report will be amended to refer to the above-mentioned material weakness.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release issued by Aceto Corporation dated November 2, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ACETO CORPORATION
(Registrant)

Dated: November 3, 2017	By:	/s/ William C. Kennally, III
William C. Kennally, III
President and CEO

EXHIBIT INDEX

Exhibit No.	Exhibits.

99.1	Press Release issued by Aceto Corporation dated November 2, 2017